EXHIBIT 10.2









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                       CONVERTIBLE BOND PURCHASE AGREEMENT

      HYMEDIX International, Inc., a Delaware Corporation (the "Company"), and HYMEDIX, Inc., the holder of all of the Common Stock of the Company, hereby agree, effective March 5, 1996 with Su Chen Huang (the "Purchaser") as follows:


                                    ARTICLE I

                 PURCHASE AND SALE OF $150,000 CONVERTIBLE BOND

1.01  The Bond.

      The Company and HYMEDIX, Inc. have authorized the issuance and sale to the Purchaser of the Company's Convertible Bond (the "Bond") due September 5, 1997 in the aggregate amount of One Hundred Fifty Thousand Dollars ($150,000) in the form attached hereto as Exhibit A. The Company agrees to issue and deliver the Bond to the Purchaser against payment by check or by wire transfer on March 5, 1996.

1.02  Representations.

      The Company represents and warrants that it is a corporation, duly organized and validly existing under the laws of the State of Delaware, and that it has all the requisite corporate power required to make the execution and delivery of this Agreement and of the Bond the valid and enforceable obligations they purport to be. The Agreement and the Bond have been duly executed and delivered on behalf of the Company and each constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms. No authorizations, consents or approvals of any court or governmental authority, agency or instrumentality is or will be required by the Company for the execution and delivery by the Company of this Agreement and the Bond. The execution and delivery of this Agreement and Bond are not in conflict with any obligation or covenant or with any existing provision of the Company's charter, by-laws or agreements to which the Company is bound, and none of those agreements take precedence over the obligations contained in this Agreement.

      HYMEDIX, Inc. represents and warrants that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and that it has all the requisite corporate power required to make the execution and delivery of this Agreement the valid and enforceable contractual obligation it purports to be. HYMEDIX, Inc. has authorized and


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reserved that number shares of its Common Stock which will enable it to honor its obligation for the issuance of Common Stock under the conversion features of the Bond.

      The Purchaser represents and warrants that he is acquiring the Bond for his own account, and not with a view to distribution or resale thereof, subject to the condition that the Bond is assignable and the disposition of the Bond shall at all times be within the control of the Purchaser. The Purchaser represents that he understands that the Common Stock of the Company (which in all other respects is the same as the presently issued and outstanding Common Stock of the Company) which he would receive upon conversion of the Bond will bear a legend indicating that the securities have not been registered for sale until such time as the securities are registered or transferred pursuant to the provisions of Rule 144 of the Securities Act of 1933. The Purchaser represents that he is a Qualified Investor as defined in the Securities Act of 1933.


                                   ARTICLE II

                                    COVENANTS
2.01  Financial Statements.

      The Company covenants and agrees that so long as the Bond is outstanding it will deliver to the Purchaser (i) audited financial statements of the Company and HYMEDIX, Inc. within 120 days of the close of each fiscal year; (ii) unaudited financial statements of the Company and HYMEDIX, Inc. within 45 days of the close of each calendar quarter; and (iii) copies of all press releases and information provided to shareholders. So long as the Bond is outstanding, the Company and HYMEDIX, Inc. will make their books and records available with reasonable notice to the Purchaser or his duly authorized representative.

2.02  Prepayment.

      The Company may repay the Bond after giving the Purchaser thirty (30) days written notice, provided, however, that during the 30 days, the Purchaser may elect to (1) convert, (2) accept prepayment, or (3) refuse prepayment. The Purchaser may at his option request prepayment on 30 days written notice. If the Company has ample funds at that time, it can, at its discretion, prepay the Bond. If the Purchaser requests prepayment on June 1, 1997, the Company waives discretion, and will prepay the Bond on June 1, 1997.

2.03  Dilution

      HYMEDIX, Inc. covenants and agrees that so long as the Bond is outstanding it will not issue any Common Stock for consideration of less than $1.00/share without the written permission of the Purchaser.



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                                   ARTICLE III

                                    CONVERSION

3.01  Conversion Rate.

      The Bond is convertible at any time prior to payment or prepayment into One Hundred Fifty Thousand (150,000) Shares of the Common Stock of HYMEDIX, Inc. upon ten (10) days written notice from the Purchaser. In the event of prepayment, the Company shall give written notice to the Purchaser of its intent to prepay the Bond. The Purchaser will be given thirty (30) days from the date of notice to decide whether to convert, or accept prepayment. In the absence of written notice of conversion from the Purchaser within thirty days, the Company will assume that the Purchaser desires to receive the Prepayment, and will remit funds accordingly. Upon receipt of written notice from the Purchaser of his decision to convert his Bond, HYMEDIX, Inc. will issue in the name of the Purchaser One Hundred Fifty Thousand (150,000) unregistered shares of its Common Stock.

3.02  Interest Payments upon Conversion.

      Interest on the Bond is payable annually at the rate of 7% per annum at maturity, or upon prepayment of the Bond. Interest is also payable upon conversion of the Bond. In case of conversion, the Purchaser will receive an interest check for the accrued interest due to the date when notice of conversion is received.

3.03  Registration.

      Shares issued upon conversion ("Conversion Shares") will initially be unregistered Common Stock of the Company bearing a legend reading substantially as follows:

            "The securities represented hereby have been placed under Regulation S of the Securities Act of 1933 and have not been registered under the Securities Act of 1933 or applicable state securities laws. These securities have been acquired for investment and not with a view to distribution and resale, and may not be mortgaged, pledged, hypothecated or otherwise transferred without an effective registration for such securities under the Securities Act of 1933 or applicable state securities laws, or without an opinion of counsel reasonably satisfactory to the Company that registration is not required under such Act or applicable state securities laws."

HYMEDIX, Inc. agrees that whenever it proposes to register any of its Common Stock under the Securities Act, it will give the Purchaser written notice of its intent and to the

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extent practicable will afford him the opportunity to include some or all of his
Conversion Shares in the registration.


                                   ARTICLE IV

                                  MISCELLANEOUS

4.01  Acceleration.

      So long as his Bond is outstanding, the Purchaser may give written notice to the Company that the Company is in breach of a covenant of this Agreement, and if the Company fails to cure that breach within thirty (30) days, the Purchaser may declare the Bond to be immediately due and payable.

4.02  Notices.

      All notices, requests, demands and other communications provided for hereunder shall be made in writing (including fax) to the Purchaser:

                  Mr. Su Chen Huang
                  98, 661 Alley
                  Chung Hua Road
                  Yung Kang City
                  Tainan Hsien
                  Taiwan

to the Company:
                  President
                  HYMEDIX International, Inc.
                  2235 Route 130
                  Dayton, New Jersey  08810
                  Fax:  908 274-2426

to HYMEDIX, Inc.:
                  President
                  HYMEDIX, Inc.
                  2235 Route 130
                  Dayton, New Jersey  08810
                  Fax:  908 274-2426

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Notice to the Company shall entail notice to HYMEDIX, Inc.

4.03  Governing Law.

      This Agreement together with the Bond shall be governed by, and construed in accordance with, the laws of the State of New Jersey.


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

HYMEDIX International, Inc.            Purchaser

By:  /s/ Joseph Y. Peng                /s/ Su Chen Huang
    ---------------------------        --------------------------
      Title:  President                    Su Chen Huang

HYMEDIX, Inc.

By:  /s/ Joseph Y. Peng
    ---------------------------
      Title:  President

Introducing Broker

     /s/ Tai-Hwa Terry Ho
    --------------------------
     Tai-Hwa Terry Ho


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS THEN AVAILABLE.


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                                                                       EXHIBIT A

                           HYMEDIX INTERNATIONAL, INC.

                     CONVERTIBLE BOND DUE SEPTEMBER 5, 1997

                                                                   March 5, 1996

      For value received, HYMEDIX INTERNATIONAL, INC., a Delaware corporation (the "Company") hereby promises to pay to the order to Su Chen Huang on September 5, 1997 the principal sum of One Hundred Fifty Thousand Dollars ($150,000) and to accrue and pay interest on the unpaid balance thereof at the rate of eight percent (7%) per annum, such interest being payable at maturity, or upon prepayment or conversion.

      This Bond has been issued by the Company pursuant to the Convertible Bond Purchase Agreement dated as of March 5, 1996 between the Company, HYMEDIX, Inc. (the parent of the Company), and the Purchaser of this Bond (the "Purchaser"), and the Purchaser is entitled to the benefits of that Agreement.

      This Bond may be prepaid in whole or in part at any time upon thirty (30) days written notice to the Purchaser by the Company without penalty. This Bond may be converted at any time prior to maturity or to prepayment into One Thousand (1,000) share of Common Stock of HYMEDIX, Inc. for each One Thousand Dollars ($1,000) of principal converted.

      This Bond shall become immediately due and payable upon written demand by the Purchaser if the Company seeks relief from creditors by voluntarily or involuntarily entering


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into bankruptcy proceedings of any kind. This Bond may become immediately due and payable by acceleration under Article 4.02 of the Convertible Bond Purchase Agreement.

      IN WITNESS WHEREOF, this Bond has been duly executed on behalf of the undersigned on March 5, 1996.

                                 HYMEDIX INTERNATIONAL, INC.


                                 By:   /s/ Joseph Y. Peng
                                      ---------------------
                                      Title:  President


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR UNLESS AN EXEMPTION UNDER SUCH ACT IS THEN AVAILABLE.

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